UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

ZOMEDICA PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Phoenix Drive, Suite 180, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 8.01 Other Events.

Zomedica Pharmaceuticals Corp. (the “Company”, “we” or “us”) is providing the following update on the effect of the novel coronavirus pandemic on its operations.

In our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, we stated the following expectations with respect to our TRUFORMA™ platform:

•     verification of TRUFORMA’s™ five initial assays was expected to be completed by the end of the first quarter of 2020;

•     our goal was to complete validation by the end of the second quarter of 2020; and

•     we expected to commence commercialization of the five initial assays in select strategic markets by the end of 2020.

However, the novel coronavirus, or COVID-19, pandemic has impacted our expected timing for the development and commercialization of our TRUFORMA™ platform and the five initial assays due to a number of factors, including the following:

•     our development partner has significantly reduced the number of employees working in its facilities which we expect will delay the completion of the verification of the five initial TRUFORMA™ assays and the manufacturing of commercial quantities of the TRUFORMA™ platform and the related assays;

•     veterinary hospitals and clinics that had agreed to participate in the validation of our initial TRUFORMA™ assays have either shut down or limited their operations to those involving only life-threatening conditions; and

•     potential customers have restricted access to their facilities which will affect our ability to perform on-site demonstrations and other marketing activities and to install purchased equipment.

We expect to complete the verification of the five initial TRUFORMA™ assays in the near future and we continue to work on other aspects of our TRUFORMA™ platform during this time. However, as a result of the factors described above, we will not be able to complete the various development and commercialization steps summarized above within the timeframes we had anticipated. Once our development partner, validation participants and potential customers are able to return to normal operating procedures, we will assess the impact of the pandemic and update our expected timing accordingly.

The Company is also supplementing the risk factors previously disclosed in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 26, 2020 to add the following new risk factors:

The “Novel Coronavirus Disease 2019” (“COVID-19”) pvandemic has materially and adversely affected the development and commercialization of our TRUFORMA™ platform.

The COVID-19 pandemic has materially and adversely affected the development and commercialization of our TRUFORMA™ platform and the initial five assays. In response to the pandemic, our development partner has reduced the number of employees working in its facilities which we expect will delay the completion of the verification of the five initial TRUFORMA™ assays and the manufacturing of commercial quantities of the TRUFORMA™ platform and the related assays. Veterinary hospitals and clinics that had agreed to participate in the validation of our initial TRUFORMA™ assays have either shut down or limited their operations to those involving only life-threatening conditions. Potential customers have restricted access to their facilities which will affect our ability to perform on-site demonstrations and other marketing activities and to install purchased equipment. The extent to which the COVID-19 pandemic may impact the development and commercialization of our TRUFORMA™ platform and the related assays will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the duration of the outbreak, the spread and severity of COVID-19, and the effectiveness of governmental actions in response to the pandemic.

The COVID-19 outbreak has disrupted our development partners and the COVID-19 pandemic and any future outbreak of a health epidemic or other adverse public health developments could materially and adversely affect our business and operating results.

The COVID-19 outbreak has disrupted our development partners and the COVID-19 pandemic and any future outbreak of a health epidemic or other adverse public health developments could materially and adversely affect our business and operating results. For example, our development partner for our TRUFORMA™ platform and the related assays has reduced the number of employees working in its facility which has significantly impacted our expected timing for the completion of the development and the commencement of the commercialization of our TRUFORMA™ platform and the related assays. If our suppliers are unable or fail to fulfill their obligations to us for any reason, we may not be able to manufacture our products and satisfy customer demand or our obligations under sales agreements in a timely manner, and our business could be harmed as a result. At this point in time, there is uncertainty relating to the potential effect of COVID-19 on our business. Infections may become more widespread and should that cause supply disruptions it would have a negative impact on our business, financial condition and operating results. In addition, a significant health epidemic could adversely affect the economies and financial markets of many countries, resulting in an economic downturn that could affect the market for our products, which could have a material adverse effect on our business, operating results and financial condition.

The COVID-19 pandemic and any future outbreak of a health epidemic or other adverse public health developments could materially and adversely affect the sales of our products.

The COVID-19 pandemic has resulted in a significant spike in unemployment and a concomitant decline in economic activity in the U.S. and many other countries and any future outbreak of a health epidemic or other adverse public health developments may have similar effects. Pet owners may be unwilling or unable to seek treatment for their pets in such circumstances, thereby decreasing demand for our products. In addition, as noted above, potential customers for our products have either shut down or limited their operations to those involving only life-threatening conditions which will affect our ability to perform on-site demonstrations and other marketing activities and to install purchased equipment. Potential customers also may be unwilling or unable to invest in new equipment or to introduce new treatments for their patients. As a result, the COVID-19 pandemic and any future outbreak of a health epidemic or other adverse public health developments could materially and adversely affect the sales of our products.

Forward-Looking Statements

This Current Report on Form 8-K contains certain "forward-looking information" or “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable U.S. and Canadian securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: uncertainty related to the global COVID-19 pandemic, uncertainty as to whether the Company’s strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and pilot and pivotal studies, uncertainty as to the likelihood and timing of regulatory approvals, availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of the Company’s products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; the Company’s ability to secure and maintain strategic relationships; risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to future clinical trials, regulatory approvals, safety and efficacy of the Company’s products, the use of the Company’s product, intellectual property protection and the other risk factors disclosed in the Company’s filings with the Securities and Exchange Commission and under our profile on SEDAR at www.sedar.com. The Company undertakes no obligation to update any forward-looking information as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking information in this Current Report on Form 8-K is qualified in its entirety by this cautionary notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA PHARMACEUTICALS CORP.

Date: April 7, 2020	By:	/s/ Shameze Rampertab
	Name:	Shameze Rampertab
	Title:	Chief Financial Officer